Summit Financial Group, Inc.’s Acquisition of First Century Bankshares, Inc. June 1, 2016 Pro Forma Financial Impact Exhibit 99.2

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between First Century Bankshares, Inc. (“First Century”) and Summit Financial Group, Inc. (“Summit”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Summit’s and First Century’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Summit and First Century and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Century and Summit. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. \ The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Summit and First Century may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; Forward-Looking Statements

(5) the stockholders of First Century may fail to approve the merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Summit and First Century are engaged; (7) changes in the interest rate environment may adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Summit’s and First Century’s markets could adversely affect operations; and (10) the economic slowdown could continue to adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Summit’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov). Summit and First Century caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward- looking statements concerning the proposed transaction or other matters attributable to Summit or First Century or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Summit and First Century do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. Forward-Looking Statements continued

Pro Forma Financial Impact Key Assumptions  Aggregate transaction consideration of $42.8 million (implied deal value of $22.50 per First Century share), paid 65% in Summit common stock (valued at $18.10 per share representing the trailing three-day average of Summit’s closing stock price through 5/25/2016) and 35% in cash.  One-time deal and restructuring costs of approximately $3.0 million  Cost savings  20% of First Century’s noninterest expense base  60% of cost savings realized in 2017; 100% in 2018  Loan growth using First Century’s excess liquidity, as follows:  2017 - $50 million  2018 - $50 million  Gross loan and OREO credit marks of 3.0% and 30.0%, respectively ($4.9 million net total fair value adjustment)  Total intangibles of $7.9 million created (core deposit intangible of $3.4 million, amortized over 10 years; goodwill of $4.5 million)  Projected close late Q4 2016  Summit’s pending acquisition of Highland County Bankshares, Inc. (“Highland”) closes in Q3 2016 Estimated Pro Forma Impact  Estimated Pro Forma Financial Results  Summit tangible book value dilution at close – $0.15 per share, or 1.1%; expected dynamic earnback period – 1.1 years  Summit EPS accretion (to estimated pro forma combined EPS of Summit and Highland) in: • 2017 – 4-5% • 2018 – 10-12%  Estimated Pro Forma Balance Sheet at Close  Assets -- $2.07 billion  Loans -- $1.43 billion  Deposits -- $1.59 billion  Equity -- $182 million  Estimated Pro Forma Capital Ratios at Close  TCE / TA -- 7.8%  Tier 1 Leverage -- 8.9%  CET1 RBC – 10.8%  Tier 1 RBC – 12.0%  Total RBC – 12.9%